UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21889

Name of Fund: Access Capital Strategies Community Investment Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

419 Boylston Street, Suite 501
Boston, Massachusetts 02116
(Address of Principal Executive Offices)

David F. Sand
419 Boylston Street, Suite 501
Boston, Massachusetts 02116
(Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: (617) 236-7274

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 05/31/07

Item 1. Report to Stockholders

ACCESS CAPITAL STRATEGIES
COMMUNITY INVESTMENT FUND, INC.
Annual Report
May 31, 2007

Access Capital Strategies Community Investment Fund, Inc.
A Letter to Shareholders

July 30, 2007

Dear Shareholder:

The mission of the Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) is to provide double bottom line returns, both economically and to the community, through investments in debt securities that support community development activities serving low and moderate income individuals and communities in the United States. These activities include investments in homeownership, affordable housing, education, community health centers and small businesses.

The Fund, organized on May 14, 1997, invests in securities having the highest credit rating or that are issued or guaranteed by the U.S. Government, government agencies or government sponsored enterprises such as Fannie Mae or Freddie Mac.

This report covers the Fund’s fiscal year from June 1, 2006 to May 31, 2007, the ninth year of our operations.

Portfolio Management Report
For the year ended May 31, 2007, shares of the Fund had a net total return of 6.65%, based on a change in per share net asset value from $9.29 to $9.46, and assuming reinvestment of $0.44 per share ordinary income dividends. These results compare with the total returns for the Fund’s Benchmark (80% Merrill Lynch Mortgage Index and 20% Merrill Lynch US Treasuries Index 1-10 years) of 6.86% and the Lehman Brothers Aggregate Bond Index total return of 6.66%.

For much of the Fund’s fiscal year, longer-term interest rates trended lower as the fixed income markets were convinced that the U.S. Federal Reserve would need to take action quickly to lower short-term interest rates. However, during this period the Fed chose not to drop rates and indeed has not taken any rate action at all since June 2006. Thus, the U.S. Treasury yield curve was inverted for much of the recent fiscal year. The move to higher longer-term rates at the end of the period restored the yield curve to a more traditional shape.

The end of the Fund’s fiscal period, as well as the start of this new year, brought on concerns about whether credit risk in the capital markets was being adequately compensated. These concerns were initiated mostly from several well-publicized bankruptcy filings of mortgage companies. The Fund does not invest in subprime mortgages and the Fund’s holdings are not directly impacted by the current volatility in the subprime mortgage markets.

The Fund’s high-quality orientation has proven especially appropriate during these recent times of credit concern. While the general level of interest rates was higher than in the last few years, it was still low compared to average rates over longer cycles. Nevertheless we believe our markets offer good value at these levels and we continue to be pleased to put investors’ money to work in the Fund’s high credit quality community investment universe.

Community Impact
For the year ended May 31, 2007, the Fund’s net assets grew from $449.3 million to $474.7 million.

Total number of shareholders grew from 130 to 134. Designated Target Regions, selected by share-holders, remained at 46 states and territories.

While most of our shareholders are financial institutions, we are pleased to report that a growing number of pension funds, foundations, health care and faith-based investors have also invested in the Fund.

For the year ended May 31, 2007, the Fund’s level of investment in residential mortgages at prime lending rates increased approximately 1%, while investment in affordable rental apartment units increased approximately 57%.

For many years we have invested in securities backed or guaranteed by Fannie Mae, Freddie Mac, Ginnie Mae and the U.S. Small Business Administration. We were happy in the most recent fiscal year to add rural housing loans guaranteed by the U.S. Department of Agriculture to our list of holdings.

Shareholder Dividends
For the year ended May 31, 2007, the Fund paid dividends of 44 cents per share.

Other Items
Access Capital Strategies LLC has been the adviser to the Fund since inception. From March 2001 until October 2006, Merrill Lynch Investment Managers (“MLIM”) served as the Fund’s sub-investment adviser. In connection with the merger of MLIM and Blackrock in 2006, MLIM resigned as the Fund’s sub-investment adviser. We thank MLIM for their services to the Fund over the years. In October 2006, following a careful review of candidates by the Fund’s Board of Directors and a vote by Fund shareholders, Voyageur Asset Management became the Fund’s sub-investment adviser.

Pending certain reorganization matters, the Fund was closed to new investors from June 1, 2006 until the new prospectus became effective on December 29, 2006.

We would like to thank all of you for your continued interest in and support of the Access Capital Strategies Community Investment Fund, Inc.

Sincerely yours,
Ronald A. Homer
Chairman
David F. Sand
Chief Executive Officer and Chief Investment Officer

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2007

Face		Market
Amount	Mortgage-Backed Securities—111.8%	Value

Federal National Mortgage	15-Year Fixed Rate Single Family
Association (FNMA)—75.9%	Mortgage-Backed Securities:
$10,163,614	4.50%, 6/1/18—3/1/19 (b)	$9,799,787
6,678,282	5.00%, 12/1/17—2/1/21	6,558,020
3,177,634	5.50%, 3/1/16—12/1/21	3,171,052
63,877	7.00%, 1/1/15	66,138
	30-Year Fixed Rate Single Family
	Mortgage-Backed Securities:
13,913,985	4.50%, 5/1/33—8/1/35 (b)	12,952,919
96,398,766	5.00%, 7/1/32—3/1/36 (b)	92,443,765
90,565,738	5.50%, 9/1/32—2/1/37 (b)	89,052,664
1,057,222	5.95%, 1/1/37 (c)	1,075,382
39,087,984	6.00%, 7/1/29—2/1/37 (b) (c)	39,335,497
9,144,630	6.50%, 3/1/31—8/1/34	9,423,186
21,721	7.00%, 10/1/30	22,755
28,676	7.25%, 12/1/29	29,983
214,938	7.50%, 1/1/30—1/1/31	226,146
196,171	8.00%, 2/1/30—4/1/30	208,031
	Total Single Family Mortgage-Backed Securities	264,365,325
	Multi Family Mortgage-Backed Securities:
954,389	4.36%, 4/1/14	904,325
992,829	4.50%, 11/1/20—5/1/33	927,984
1,178,944	4.60%, 6/1/13	1,136,798
478,632	4.78%, 5/1/14	466,059
3,301,255	4.89%, 2/1/15—6/1/15	3,218,372
9,795,132	4.90%, 9/1/15	9,497,734
949,490	4.93%, 10/1/12	933,395
12,977,728	5.00%, 11/1/20—6/1/35 (b)	12,459,028
13,975,481	5.12%, 7/25/41	13,417,334
2,413,810	5.22%, 6/1/20	2,358,531
1,899,207	5.23%, 4/1/21 (b)	1,866,801
2,609,468	5.29%, 7/1/17	2,588,775
13,814,113	5.35%, 12/1/16—6/1/18	13,760,229
4,897,117	5.37%, 11/1/21 (b)	4,879,860
1,028,733	5.41%, 2/1/21	1,028,599
2,473,018	5.43%, 5/1/21	2,467,123
7,876,468	5.50%, 1/1/33—3/1/35 (b)	7,748,068
744,574	5.51%, 11/1/21	743,642
3,805,833	5.60%, 5/1/23	3,862,882
856,310	5.79%, 12/1/15	874,691
3,756,251	6.00%, 1/1/31—7/15/37 (b)	3,779,143
266,784	6.35%, 12/1/16	280,171
1,164,257	6.38%, 5/1/11 (b)	1,206,987
1,959,575	6.50%, 5/1/17—6/1/32	2,050,750
792,276	6.53%, 6/1/16 (b)	812,134
637,440	6.70%, 6/1/19	669,429
272,076	6.85%, 8/1/09	278,061
385,109	7.00%, 12/1/29	403,255
136,263	7.50%, 12/1/29—1/1/30	143,326
591,967	7.58%, 5/1/18	668,066
690,267	7.97%, 9/1/17	783,273
	Total Multi Family Mortgage-Backed Securities	96,214,825
	Total FNMA Securities	360,580,150

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2007 (continued)

	Face		Market
	Amount	Mortgage-Backed Securities—110.2% (continued)	Value
Federal Home Loan		15-Year Fixed Rate Single Family
Mortgage Corporation—26.9%		Mortgage-Backed Securities:
	$ 1,290,059	4.50%, 1/1/19—11/1/19	$1,242,702
	2,804,200	5.00%, 11/1/18—1/1/21	2,751,949
	722,253	5.50%, 9/1/19—11/1/19	721,964
		30-Year Fixed Rate Single Family
		Mortgage-Backed Securities:
	1,931,626	4.50%, 8/1/33—9/1/33	1,798,451
	37,148,087	5.00%, 6/1/33—2/1/36 (b)	35,618,017
	59,161,519	5.50%, 11/1/32—5/1/37 (b)	58,163,564
	21,823,014	6.00%, 3/1/31—6/1/36 (b)	21,967,411
	4,325,866	6.50%, 3/1/31—6/1/36	4,450,205
	495,555	7.00%, 1/1/31—4/1/31	516,303
	398,922	7.50%, 1/1/30—2/1/30	419,711
		Total Federal Home Loan Mortgage Corporation
		Single Family Mortgage-Backed Securities	127,650,277
Government National Mortgage		30-Year Fixed Rate Single Family
Association (GNMA) Pool—1.4%		Mortgage-Backed Securities:
	2,696,871	5.50%, 1/15/36	2,664,967
	532,072	6.00%, 12/15/31	539,076
		Multi Family Mortgage-Backed Securities:
	608,746	5.13%, 3/15/20	597,072
	689,698	5.75%, 9/15/23	688,095
	508,647	6.25%, 9/15/32	515,599
	1,415,592	8.25%, 12/15/32	1,457,810
		Total GNMA Pool Mortgage-Backed Securities	6,462,619
Community Reinvestment	3,000,000	4.21%, 9/1/19	2,952,902
Revenue Notes—0.6%

		Total Community Reinvestment Revenue Notes	2,952,902
Small Business	262,462	5.13%, 1/10/32	265,743
Administration—5.4%	4,848,604	5.55%, 4/25/28—9/25/30 (a) (c)	4,825,721
	7,376,722	5.60%, 3/25/28—2/25/31 (c)	7,354,126
	524,185	5.63%, 6/25/18 (a) (c)	522,475
	1,521,377	5.65%, 10/25/10—3/25/14 (c)	1,515,183
	449,458	5.85%, 9/27/13	448,896
	142,501	5.88%, 1/1/32 (c)	142,322
	1,393,197	6.13%, 4/15/31	1,389,713
	347,655	6.23%, 2/15/32	351,022
	294,188	6.30%, 12/16/13	296,302
	1,119,356	6.45%, 2/19/32	1,137,825
	270,001	6.50%, 4/14/32	276,750
	95,060	6.53%, 1/2/27	97,049
	72,369	6.56%, 5/28/24	72,549
	441,901	6.70%, 3/15/27	453,776
	260,862	7.08%, 1/19/14	269,014
	9,215	7.48%, 2/15/12	9,606
	69,676	7.83%, 11/1/13—4/5/14	71,892
	40,705	8.08%, 2/15/14	42,231
	1,565,397	8.13%, 10/25/15 (c)	1,640,932
	10,187	8.33%, 11/1/11	10,492
	2,477,791	8.38%, 10/25/15—5/25/16 (c)	2,608,255
	1,316,602	8.58%, 1/29/12—12/25/15 (a) (c)	1,393,265
	240,539	8.88%, 1/25/09 (c)	242,291
	12,659	9.58%, 2/15/12	13,198
	24,563	9.83%, 12/15/11	25,607
		Total Small Business Administration Securities	25,476,235
		Total Mortgage-Backed Securities	523,122,183

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2007 (continued)

Face		Market
Amount	United States Department of Agriculture—1.6%	Value
$ 32,692	5.88%, 1/31/11	$32,488
1,362,900	5.90%, 5/1/26—4/16/27	1,355,659
395,550	6.04%, 2/1/27	397,528
120,600	6.08%, 6/15/22	121,505
666,000	6.11%, 2/2/37	667,664
461,700	6.13%, 12/1/26—4/27/27	463,530
725,000	6.22%, 6/1/37	729,370
487,800	6.23%, 3/14/32—2/1/27	494,696
141,750	6.28%, 3/3/14	142,636
87,750	6.33%, 3/2/27	88,518
2,000,000	6.37%, 7/1/37 (c)	2,050,000
59,400	6.38%, 4/19/27	59,846
713,701	6.88%, 2/3/17—2/3/22	736,303
278,804	7.13%, 12/10/16	290,131
	Total United States Department of Agriculture Securities	7,629,874

	Corporate Bonds—0.6% (c)
1,000,000	Fort Knox Military Housing Privatization Project, 5.67%, due 2/15/52	1,000,000
2,000,000	Pacific Beacon LLC, 5.74%, due 7/15/51	2,000,100
	Total Corporate Bonds	3,000,100

	Promissory Notes—2.0% (c)
9,375,000	Massachusetts Housing Investment Corporation
	Term Loan, due 4/1/35, initial coupon 6.67% (d)	9,379,031
	Total Promissory Notes	9,379,031

	Municipal Bonds—0.9%
1,345,000	Atlanta Urban Residential Finance Authority, 5.24%, due 12/1/14	1,327,717
1,095,000	Atlanta Urban Residential Finance Authority, 5.66%, due 12/1/22	1,088,079
640,000	Camarillo California Community Development,
	Community Tax Allocation Bonds (Housing Set-Aside),
	Series A-T, 5.26%, due 9/1/16 (e)	628,154
140,000	Guam Power Authority Revenue Bonds,
	Series A, 5.00%, due 10/1/24	144,189
415,000	Indiana Housing & Community Development Authority,
	Single Family Mortgage Revenue Bonds,
	Series C-2, 5.27%, due 7/1/10 (f)	413,697
295,000	Missouri Housing Development Commission, 5.61%, due 9/1/17	293,156
200,000	Missouri Housing Development Commission, 5.61%, due 3/1/18	198,232
180,000	Utah Housing Corporation Single Family Mortgage
	Revenue Bonds, 3.48%, due 7/1/14	178,373
150,000	Utah Housing Corporation Single Family Mortgage
	Revenue Bonds, 3.36%, due 7/1/14	148,269
	Total Municipal Bonds	4,419,866

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2007 (concluded)

Face		Market
Amount	Short-Term Securities—0.4%	Value
$ 1,872,258	SSGA US Government, 4.90%	$1,872,258
	Total Short-Term Securities	1,872,258
	Total Investments (Cost—$560,788,519*)—115.7%	549,423,312
	Liabilities in Excess of Other Assets—(15.7%)	(74,703,629)
	Net Assets—100.0%	$474,719,683

At May 31, 2007, the cost of securities and proceeds from TBA sale commitments, on a tax basis and gross unrealized appreciation and (depreciation) on investments and TBA sale commitments for federal income tax purposes were as follows:

Cost of investments	$560,788,519
TBA sale commitments	(30,227,263)
Unrealized appreciation	$2,875,678
Unrealized depreciation	(13,455,578)
Net unrealized depreciation on investments and TBA sale commitments	$(10,579,900)

(a)	All or a portion held as collateral in connection with open financial futures contracts.
(b)	All or a portion held as collateral in connection with open reverse repurchase agreements.
(c)	Floating rate note.
(d)	Restricted securities as to resale, representing approximately 2.1% of net assets, were as follows:

Issue	Acquisition Date	Cost	Value
Massachusetts Housing Investment Corporation,
due 4/1/35, initial coupon 6.67%	3/29/05	$9,375,000	$9,379,031

(e)	AMBAC Insured.
(f)	FNMA/GNMA Collateralized.

TBA Sale Commitment
Principal Amount	Security Description	Value
30,000,000	FNMA, TBA 5.50%, due 6/1/37	$(29,441,956)
	(Proceeds received $30,267,888)

•
Pursuant to the financial futures contracts, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuation in values of the contract. Such receipts or payments, which are settled the following business day, are known as variation margin and are recorded by the Fund as unrealized gains or losses. Financial futures contracts sold as of May 31, 2007 were as follows:

Number of		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Appreciation
150	U.S. Five-Year Treasury Notes	September 2007	$15,712,000	$45,625
150	U.S. Ten-Year Treasury Notes	September 2007	15,978,984	21,990
70	U.S. Thirty-Year Treasury Bonds	September 2007	7,672,656	33,556
490	Ten-Year Swap Contracts	June 2007	52,559,998	1,520,986
Total Unrealized Appreciation				$1,622,157

Access Capital Strategies Community Investment Fund, Inc.
Portfolio Information as of May 31, 2007

Percent of
Asset Mix	Total Investments
Mortgage-Backed Securities—Federal National Mortgage Association	65.6%
Mortgage-Backed Securities—Federal Home Loan Mortgage Corporation	23.2
Mortgage-Backed Securities—Small Business Administration	4.6
Promissory Notes	1.7
United States Department of Agriculture	1.4
Mortgage-Backed Securities—Government National Mortgage Association Pool	1.2
Municipal Bonds	0.8
Corporate Bonds	0.5
Mortgage-Backed Securities—Community Reinvestment Revenue Notes	0.5
Short-Term Securities	0.3
Total	100.0

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Assets, Liabilities and Capital as of May 31, 2007

Assets:
Investments in unaffiliated securities, at value (identified cost—$560,788,519)		$549,423,312
Cash		2,261,056
Receivables:
Interest	$2,796,132
Principal paydowns	1,410,592
Variation margin	1,098,685
Securities sold	49,509,028	54,814,437
Deferred organization expenses		259,571
Prepaid expenses and other assets		120,309
Total assets		606,878,685

Liabilities:
Payables:
Reverse repurchase agreements (including interest of $177,626)	74,604,626
TBA Sale Commitment, at value (proceeds $30,267,888)	29,441,956
Securities purchased	26,404,864
Dividends to shareholders	1,218,820
Investment adviser	188,786	131,859,052
Accrued expenses and other liabilities		299,950
Total liabilities		132,159,002

Net Assets:
Net Assets		$474,719,683

Capital:
Common stock, $.0000001 par value, 100,000,000 shares registered		$5
Additional Paid-in capital in excess of par		495,333,228
Accumulated distributions in excess of investment income—net	$(1,310,503)
Accumulated realized capital losses—net:
Investments—net	(9,878,283)
Financial Futures Contracts—net	(507,646)
Unrealized appreciation/depreciation—net:
Investments—net	(10,539,275)
Financial Futures Contracts—net	1,622,157
Total accumulated losses—net		(20,613,550)
Total capital—Equivalent to $9.46 per share based on 50,168,564
shares of capital stock outstanding		$474,719,683

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Operations for the Year Ended May 31, 2007

Investment Income:
Interest		$27,988,800
Other income		14,626
Total income		28,003,426

Expenses:
Interest expense	$3,227,777
Management fees	2,621,846
Professional fees	456,949
Accounting services	146,957
Custodian fees	85,351
Directors’ fees and expenses	78,093
Pricing services	75,801
Administration fees	58,854
Transfer agent fees	53,787
Insurance fees	51,961
Printing and shareholder reports	30,204
Organizational expense	165,631
Other	39,545
Total expenses before reimbursement	7,092,756
Reimbursement of expenses	(202,417)
Total expenses after reimbursement		6,890,339
Investment income—net		21,113,087

Realized & Unrealized Gain (Loss)—Net:
Realized loss on:
Investments—net	(411,581)
Financial futures contracts—net	(507,646)	(919,227)
Change in unrealized appreciation/depreciation on:
Investments—net	8,046,130
Financial futures contracts—net	1,544,400	9,590,530
Total realized and unrealized gain—net		8,671,303
Net Increase in Net Assets Resulting from Operations		$29,784,390

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	May 31,	May 31,
Increase (Decrease) in Net Assets:	2007	2006
Operations:
Investment income—net	$21,113,087	$20,040,810
Realized gain (loss)—net	(919,227)	1,391,607
Change in unrealized appreciation/depreciation—net	9,590,530	(24,337,978)

Net increase (decrease) in net assets resulting from operations	29,784,390	(2,905,561)

Dividends to Shareholders:
Dividends to shareholders from investment income—net	(21,580,189)	(20,040,810)

Capital Stock Transactions:
Net proceeds from sale of shares	13,050,000	92,720,000
Value of shares issued to shareholders in reinvestment of dividends	6,617,391	5,379,818

Total issued	19,667,391	98,099,818
Value of shares redeemed	(2,476,145)	(14,128,151)

Net increase in net assets derived from capital stock transactions	17,191,246	83,971,667

Net Assets:
Total increase in net assets	25,395,447	61,025,296
Beginning of year	449,324,236	388,298,940

End of year*	$474,719,683	$449,324,236

* Accumulated distributions in excess of investment income—net	$(1,777,605)	$(1,310,503)

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Cash Flows for the Year Ended May 31, 2007

Cash Used for Operating Activities:
Net increase in net assets resulting from operations	$29,784,390
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(232,806)
Increase in variation margin receivable	(971,888)
Increase in prepaid expenses and other assets	(82,087)
Increase in organizational costs	(259,571)
Increase in payable to investment adviser	23,418
Increase in accrued expenses and other liabilities	241,263
Realized and unrealized gain—net	(8,671,303)
Realized and unrealized gain on financial futures contracts—net	1,036,755
Realized and unrealized gain TBA commitments—net	992,727
Amortization of premium and discount—net	46,856
Increase in TBA sale commitments	29,441,956
Proceeds from sales and paydowns of long-term securities	64,491,694
Purchases of short-term securities	(1,872,258)
Purchases of long-term securities	(132,388,062)
Cash used for operating activities	(18,418,916)

Cash Provided by Financing Activities:
Proceeds from issuance of Common Stock	15,515,000
Cash payments on Common Stock redeemed	(2,476,145)
Cash receipts from reverse repurchase agreements	147,135,514
Cash payments on reverse repurchase agreements	(125,457,350)
Dividends paid to shareholders	(14,983,086)
Cash provided by financing activities	19,733,933

Cash:
Net increase in cash	1,315,017
Cash at beginning of period	946,039
Cash at end of period	$2,261,056

Cash Flow Information:
Cash paid for interest	$3,136,757

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$6,617,391

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.	For the Year Ended May 31,
	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$9.29	$9.82	$9.62	$10.21	$10.19
Investment income—net*	0.44	0.45	0.48	0.54	0.62
Realized and unrealized gain (loss)—net	0.17	(0.53)	0.20	(0.59)	0.12
Total from investment operations	0.61	(0.08)	0.68	(0.05)	0.74
Less dividends from investment income—net	(0.44)	(0.45)	(0.48)	(0.54)	(0.72)
Net asset value, end of year	$9.46	$9.29	$9.82	$9.62	$10.21

Total Investment Return:**
Based on net asset value per share	6.65%	(0.83%)	7.14%	(0.56%)	7.46%

Ratios to Average Net Assets:+
Expenses, net of reimbursement and excluding interest
expense and investment structuring fees	0.79%	0.74%	0.85%	0.87%	0.68%
Expenses, excluding interest expense	0.83%	0.73%	0.74%	0.78%	0.75%
Expenses	1.48%	1.32%	1.13%	1.04%	1.04%
Investment income—net	4.55%	4.72%	4.87%	5.43%	6.08%

Ratios to Average Net Assets, Plus Average Borrowings:+#
Expenses, net of reimbursement and excluding
interest expense and investment structuring fees	0.70%	0.65%	0.72%	0.71%	0.57%
Expenses, excluding interest expense	0.74%	0.64%	0.63%	0.64%	0.64%
Expenses	1.31%	1.16%	0.96%	0.85%	0.88%
Investment income—net	4.03%	4.13%	4.13%	4.44%	5.14%

Supplemental Data:
Net assets, end of year (in thousands)	$474,720	$449,324	$388,299	$346,567	$247,034
Portfolio turnover	23%	21%	33%	46%	42%

*	Based on average shares outstanding.
**	Total investment returns exclude the effects of sales charges.
+
To the extent that the Fund’s operating expenses (exclusive of management fees and interest expense) in a given fiscal year are less than 25 basis points (0.25%) of the Fund’s monthly average net assets, the Fund will repay the Fund’s investment manager (“Access”) (and through the termination of the sub-management agreement with the Fund’s former sub-manager, MLIM, in September 2006, the Fund was to repay MLIM, as applicable) for operating expenses previously borne or reimbursed by Access (or MLIM, as applicable, during the referenced period), provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund’s monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year). During the fiscal year ended May 31, 2003, the Fund also continued to be charged two basis points (0.02%) of the Fund’s total assets, including assets purchased with borrowed funds, to reimburse Access for unreimbursed expenses relating to the Fund paid by Access prior to March 2001.

#	These ratios are calculated based upon the average net assets plus average borrowings.

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements

(1) Organization

Access Capital Strategies Community Investment Fund, Inc. (the “Fund”), a Maryland Corporation, is registered as a non-diversified, continuously offered, closed-end management investment company. Since its inception, the Fund elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), but withdrew its election on May 30, 2006, and is now registered as a continuously offered, closed-end interval fund under the 1940 Act.

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in debt securities specifically designed to support underlying economic activities such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect amounts reported therein. Although actual results may differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

(a) Valuation of Securities—Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the bid quotations. If no such bid prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Directors of the Fund (the “Board”).

Portfolio securities for which the principal market is not a securities exchange and the Fund can obtain a price from an independent pricing agent are valued by the Fund’s accounting service provider at a price obtained from the independent pricing agent and adjusted to reflect the Community Reinvestment Act premium indicated by the independent pricing agent. Portfolio securities for which the principal market is not a securities exchange and the Fund cannot obtain a price from an independent pricing agent, are valued at their respective fair market values by the Fund’s Pricing Committee, with the assistance of Voyageur Asset Management, Inc. (“Voyageur”), sub-manager of the Fund. Promissory Notes are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. If a price cannot be obtained from a pricing service or dealer, then the note is valued at its fair market value using methods determined by or under the supervision of the Board. Promissory Notes maturing within 60 days are valued at amortized cost.

Financial futures contracts are valued at the last settled price. All other assets and securities including securities for which market quotations are not readily available are valued at their fair value as determined in good faith under the general supervision of the Board. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, the close of the market on which such securities trade) and the close of business on the New York Stock Exchange. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Board, or by the Fund’s investment manager, Access Capital Strategies LLC (“Access Capital”), or its sub-manager, Voyageur, using a pricing service and/or procedures approved by the Board.

(b) Repurchase Agreements—It is the policy of the Fund to require the custodian to take possession by having legally segregated in the Federal Reserve book entry system all securities held as collateral in support of the repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (continued)

are deemed by the manager or the sub-manager to be creditworthy pursuant to guidelines established by the Board. Risk may arise from potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

(c) Reverse Repurchase Agreements—To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are deemed by the Fund’s manager or sub-manager to be creditworthy pursuant to the guidelines established by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

(d) Derivatives—The Fund may use derivative instruments, including futures, forwards, options, indexed securities and inverse securities for hedging purposes only. During the year ended May 31, 2007, the Fund only used financial futures contracts. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. Losses may also arise due to changes in the value of the contract or if the counterparty does not perform under the contract. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective.

Financial Futures Contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Leverage—The Fund may borrow money from and issue debt securities to banks, insurance companies and other lenders to obtain additional funds to invest in private placement debt securities.

(f) Security Transactions and Investment Income—Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the accrual basis. Premiums and discounts on mortgage-backed securities are amortized and accreted into interest income using the effective-yield method.

(g) Federal Income Taxes—The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

(h) Distributions to Shareholders—The Fund declares daily and distributes dividends monthly from net investment income. The Fund distributes dividends annually from net realized capital gains, if any, after offsetting capital loss carryforwards. The character of distributions made during the year from net investment income or net realized gains differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (continued)

Accordingly, at May 31, 2007, reclassifications were recorded to increase (decrease) paid in capital by $(16,310), net accumulated distributions in excess of net investment income by $467,102 and net accumulated realized capital losses on investments by $(450,792). These reclassifications have no effect on net assets or net asset value per share.

(i) TBA Commitments—The Fund may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets.  Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Securities.”

(j) Securities Sold Short—When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest declared or accrued during the period that the security is sold short.

(k) New Accounting Pronouncements—In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority to the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the Statement of Operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the financial statements, if any, has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“Statement”). The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the financial statements, if any, has not yet been determined.

In addition, in February 2007, FASB issued “Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of the Statement.  FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund’s financial statements, if any, has not yet been determined.

(3) Investments

Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended May 31, 2007 were $155,088,741 and $114,949,023, respectively.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (continued)

(4) Investment Management Agreement and Other Transactions with Affiliates

Access Capital serves as the Fund’s Investment Manager. Access Capital is a registered investment adviser under the Investment Advisers Act of 1940.

For the year ended May 31, 2007, Access Capital was paid an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowings.

From June 1, 2006 through October 1, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), was the sub-manager for the Fund. MLIM had assumed certain investment and administrative duties of Access Capital and for such services MLIM received from Access Capital an annual rate of 25 basis points (0.25%) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings. For the year ended May 31, 2007, 11.8% of the Fund’s outstanding shares are owned by Merrill Lynch Community Development Corp., an affiliate of MLIM. Since October 2, 2006, Access Capital entered into a sub-management agreement (the “Sub-Management Agreement”) with Voyageur to assume certain investment duties as sub-manager. Under the Sub-Management Agreement, Voyageur receives from the manager an annual sub-management fee of 15 basis points (0.15%) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.

From June 1, 2006 through October 1, 2006, Access Capital and MLIM had agreed to reimburse the Fund so that the annual operating expenses (excluding management fees and interest expense) will not exceed 25 basis points (0.25%) (the “Expense Cap”) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings. To the extent that the Fund’s operating expenses in a given fiscal year were less than 25 basis points (0.25%) of the Fund’s monthly average net assets, the Fund repaid Access Capital and MLIM for operating expenses previously borne or reimbursed by Access Capital and MLIM (provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund’s monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year). Since October 2, 2006, Access Capital has agreed to reimburse the Fund in the same manner as previously noted. For the year ended May 31, 2007, Access Capital has reimbursed the Fund $202,417, which represents the amount of total annual operating expenses that exceeded the Expense Cap.

For certain issues purchased by the Fund, the issuer may pay a 100 basis point (1%) structuring fee to the Fund. In the event that the Fund receives a structuring fee from an issuer, Access Capital charges the Fund an investment structuring fee equal to 100 basis points (1%). No structuring fees were received or paid in the year ended May 31, 2007.

Effective July 29, 2006, UMB Fund Services is the transfer agent for the Fund. Prior to July 29, 2006, Merrill Lynch Alternative Investments LLC, an affiliate of MLIM, was the transfer agent.

As of May 31, 2007, the Fannie Mae American Communities Fund, an unincorporated division or brand name used by Federal National Mortgage Association (“Fannie Mae”), held a 32% equity interest in Access Capital. Because Fannie Mae has an equity interest in Access Capital and Access Capital is an affiliated person of the Fund, Fannie Mae is an affiliated person of an affiliated person of the Fund, and Fannie Mae would be prohibited by Section 17(a) of the 1940 Act from effecting transactions as a principal with the Fund. However, counsel to Fannie Mae and counsel to the Fund have taken the position that Section 2(b) of the 1940 Act excludes Fannie Mae from all of the provisions of the 1940 Act. As of May 31, 2007, the Fund held $360,580,150 in Fannie Mae mortgage-backed securities representing 75.9% of the Fund’s net assets.

(5) Capital Share Transactions

The Fund’s Board has authorized 1,000,000,000 shares and the Fund has registered 100,000,000 shares of $.0000001 par value Common Stock. Shares issued and outstanding for the year ended May 31, 2007 increased by 1,804,577; 1,367,751 as a result of shares sold and 697,262 as a result of dividend reinvestment. For the year ended May 31, 2007, 260,436 shares were redeemed. During the year ended May 31, 2006, shares issued and outstanding increased by 8,811,609; 9,731,141 as a result of shares sold and 564,913 as a result of dividend reinvestment. 1,484,445 shares were redeemed.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (concluded)

As described in the Fund’s Prospectus, shareholders of the Fund may be offered the opportunity to participate in a quarterly repurchase program. In every quarter since inception, June 23, 1998, the Fund has offered shareholders the opportunity to participate in this program. Four times each year shareholders received a letter asking if they wish to redeem some or all of their Fund shares. Investors redeeming their shares will receive the then current net asset value per share and have transferred to their account the net proceeds from liquidation of their shares of the Fund. For the year ended May 31, 2007, two shareholders opted to redeem a total of 260,436 Fund shares for total proceeds of $2,476,145. During the year ended May 31, 2006, four shareholders opted to redeem a total of 1,484,445 Fund shares for total proceeds of $14,128,151. Furthermore, as described in the Prospectus, certain institutional investors (“accredited investors”) may periodically purchase shares of the Fund at its current net asset value per share. During the year ended May 31, 2007, 39 accredited investors reinvested dividends of 697,262 shares for total proceeds of $6,617,391. During the year ended May 31, 2006, 56 accredited investors purchased and reinvested dividends of 10,296,054 shares for total proceeds of $98,099,818.

(6) Reverse Repurchase Agreements

For the year ended May 31, 2007, the average amount borrowed was approximately $59,836,000 and the daily weighted average interest rate was 5.39%.

(7) Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006  was as follows:

	5/31/2007	5/31/2006
Distributions from:
Ordinary income	$21,580,189	$20,040,810
Total taxable distributions	$21,580,189	$20,040,810

As of May 31, 2007, the components of accumulated losses on a tax basis were as follows:

Accumulated distributions in
excess of investment income—net	$(1,310,503)
Undistributed long-term
capital gains—net	—
Total undistributed losses—net	(1,310,503)
Capital loss carryforward	(8,723,147)*
Unrealized losses—net	(10,579,900)**
Total accumulated losses—net	$(20,613,550)

*
On May 31, 2007, the Fund had a net capital loss carryforward of $8,723,147, of which $137,249 expires in 2008, $644,962 expires in 2009, $310,646 expires in 2010, $1,093,937 expires in 2011, $2,026,076 expires in 2012, $3,756,334 expires in 2013, $659,184 expires in 2014 and $94,759 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.
The Fund had capital loss carryforwards expire during the fiscal year 2007 in the amount of $16,310.

**
The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

Access Capital Strategies Community Investment Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Access Capital Strategies Community Investment Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Access Capital Strategies Community Investment Fund, Inc. as of May 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Access Capital Strategies Community Investment Fund, Inc. as of May 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 30, 2007

Access Capital Strategies Community Investment Fund, Inc.
Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Investment Advisory Agreement

The Investment Company Act of 1940 requires that the Investment Advisory and Sub-advisory Agreements of the Fund be approved annually by the Fund’s Board of Directors (the “Board”), including a majority of the independent directors (the “Independent Directors“) voting separately.

At an in-person meeting held on March 27, 2007, the Board considered and approved the continuance of the Fund’s Investment Advisory Agreement with Access Capital Strategies, LLC (the “Adviser”). Previously, at an in-person meeting held on July 31, 2006, the Board evaluated several potential candidates to succeed Merrill Lynch Investment Management LP (“MLIM”) as the Fund’s sub-adviser. After careful consideration, the entire Board, including the Independent Directors voting separately, approved a new Sub-advisory Agreement with Voyageur Asset Management, Inc. (the “Sub-adviser”). In their deliberations at the two meetings, the Independent Directors had the opportunity to meet privately in executive session without representatives of the Adviser or the Sub-adviser present. In evaluating the Investment Advisory and Sub-advisory Agreements, the Board reviewed materials furnished by the Adviser and the Sub-adviser, including information about their respective affiliates, personnel, and operations and relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other communications throughout the year.

At the two meetings, which had been called for the purpose of considering approval of the Investment Advisory and Sub-advisory Agreements, and at other meetings during the course of the year, the Board, including the Independent Directors, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and Sub-adviser. In considering the approval of the Fund’s Investment Advisory and Sub-advisory Agreements, the Board, including the Independent Directors, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor. Among the factors considered by the Board in approving the Advisory and Sub-advisory Agreements were the following:

Nature, Scope and Extent of Services

The Board considered the nature, scope and extent of the services provided by the Adviser and Sub-adviser. In their deliberations as to the approval of the Fund’s Investment Advisory Agreement, the members of the Board were mindful of the Adviser’s services to the Fund since its inception. The Board evaluated the financial and other resources devoted by the Adviser to the Fund, including the experience and skills of their management, investment, legal, compliance, and administrative personnel. The Board also considered the resources made available to such personnel and the organizational depth and stability of the Adviser.

In their deliberations as to the approval of the new Sub-advisory Agreement, the Board considered the nature, scope and extent of the services proposed by the Sub-adviser and other potential candidates and compared them to the services previously provided by MLIM. The Board noted in particular the Sub-adviser’s strong reputation as a mid-sized institutional asset manager that provides fixed income investment advisory services to public funds and other institutional clients. The Board also evaluated the financial and other resources that the Sub-adviser and other candidates offered, including the experience and skills of the Sub-adviser’s management, investment, legal, compliance, and administrative personnel with the asset class represented by the Fund and its portfolio holdings.

Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Investment Advisory Agreement (concluded)

The Board noted that familiarity and expertise of the Sub-adviser’s portfolio management personnel with the goals and strategies of the Adviser, as well as its extensive experience with the economic development securities bought and sold by the Fund. The Board also considered the resources made available to the Sub-adviser’s personnel and its organizational depth and stability, which suggested that the Sub-adviser would be able quickly to integrate its activities with those of the Adviser to provide portfolio management and other services to the Fund.

Investment Performance, Advisory Fees and Expense Ratio

In considering the Fund’s performance, advisory fees and expense ratio, the Board requested and received from the Adviser data comparing the Fund’s performance to that of its most relevant peer. The Board considered the Fund’s relative performance, evaluating net total returns for the 12 month, 3 year (annualized), and 5 year (annualized) periods as of February 28, 2007. On the basis of this evaluation, the Board concluded that the nature and quality of services provided by the Adviser historically have been and continue to be satisfactory, and that the performance of the Fund over time has been satisfactory. The Board noted that assets under management, relative to the Fund’s chief competitor, were lower, but that its performance was stronger over the periods described by the Adviser.

The Board also considered the fee structure under the Advisory and Sub-advisory Agreements and other expenses. The Adviser reviewed the fees, noting that they were favorable in comparison to its most relevant peer. The Board noted that the fee to be paid to the Sub-adviser by the Adviser is lower than that previously paid to MLIM (15 basis points instead of 25 basis points). The Board discussed how the unbundling of services may bring additional managerial requirements for the Adviser, but also the potential for a higher quality of services and responsiveness for the Fund’s shareholders. Based on these descriptions, the Board determined that the fees and expenses were reasonable and the product of arm’s length negotiation.

Profitability

The Board also considered the Adviser’s profitability in managing the Fund as presented by the Adviser. The Board acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser, particularly to invest in infrastructure and other resources to support and enhance the Fund’s operations, and noted that the Adviser reported a negative net income for its most recent reporting period, attributable to, among other things, its investments in staffing and infrastructure improvements.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Board concluded that the existing fee structures reflected economies of scale to date. The Board intends to monitor the Fund’s asset growth in connection with future determinations as to advisory agreement approvals to determine whether any economies of scale achieved may require reevaluation of the Fund’s advisory fee.

In an executive session, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Advisory and Sub-advisory Agreements including, but not limited to, the expenses incurred in performance of services under the Advisory and Sub-advisory Agreements; the compensation to be received by the Adviser and Sub-adviser; the profitability of the Adviser; the fees charged by the adviser of the Fund’s nearest peer; the past performance of the Adviser; the range and quality of services provided by the Adviser and Sub-adviser.

The Independent Directors expressed that they were satisfied with the information provided at the Board meeting and prior Board meetings, and that they had received sufficient information to consider and approve the renewal of the Advisory and Sub-advisory Agreements.

Conclusion

The foregoing factors were among those weighed by the Board in determining that they had a reasonable basis to approve the terms and conditions of the Fund’s Advisory and Sub-advisory Agreements as fair and reasonable to be continued for a one-year period.

Access Capital Strategies Community Investment Fund, Inc.
Officers and Directors

Number of
Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Position(s)	Length		Overseen	Directorships
Name, Address*	Held with	of Time	Principal Occupation(s)	by	Held by
and Age	Registrant	Served	During Past 5 Years	Director	Director

Ronald A. Homer	Director and	Director	CEO & Co-Managing Member, Access	None	None
419 Boylston Street	Chairman of	since 1997	Capital Strategies LLC (the Manager)
Suite 501	the Board		since 1997; President & CEO, Boston
Boston, MA 02116			Bank of Commerce, from 1983 to 1996.
60

David F. Sand	Chief	CEO	President & Co-Managing Member,	None	None
419 Boylston Street	Executive	since 1997	Access Capital Strategies LLC
Suite 501	Officer
Boston, MA 02116
50

Peter R. Guarino	Chief	Chief	Managing Director of Foreside	None	None
Two Portland Square	Compliance	Compliance	Compliance Services LLC and its
Portland, ME 04101	Officer	Officer	predecessor firms since 2004 (a fund
49		since 2006	services company); Chief Compliance
Officer of Forum Funds, Monarch Trust
and The Swiss Helvetia Fund, Inc. since
2004 (registered investment companies);
Consulting Compliance and Ethics Officer
of Compliance Consultants LLC from 2002
to 2004 (a fund services entity); General
Counsel and Global Compliance Director
of MiFund, Inc. from 2000 to 2002 (a fund
services company).

Kathlean Nunnally	Secretary	Secretary	VP Finance and Administration of Access	None	None
419 Boylston Street		since 2006	Capital Strategies LLC since 2005; Office
Suite 501			Manager of Access Capital Strategies
Boston, MA 02116			LLC from 2000 to 2005.
57

Access Capital Strategies Community Investment Fund, Inc.
Independent Directors

Number of
Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Position(s)	Length		Overseen	Directorships
Name, Address*	Held with	of Time	Principal Occupation(s)	by	Held by
and Age	Registrant	Served	During Past 5 Years	Director	Director

Peter J. Blampied**	Director	Director	President, Corcoran Management	None	Director of
25 Lincoln Street		since 1997	Company, a real estate firm, since 1998;		A.W. Perry, Inv.
Hingham, MA 02043			Vice Chairman, Citizens Bank of		(1998-present)
64			Massachusetts, from 1993 to 1994;		and a Trustee
			Chairman, President & CEO Boston Five		of Northeast
			Bancorp, from 1989 to 1993.		Investors Trust
(2000-present)

W. Carl Kester	Director	Director	Mizuho Financial Group; Professor of	None	Director of 21
P.O. Box 9095		since 2005	Finance, Harvard Business School, Unit		registered
Princeton, NJ 08543			Head, Finance since 2005; Senior		investment
55			Associate Dean and Chairman of the		companies
			MBA Program of Harvard Business		consisting of
			School from 1999 to 2005; Member of the		27 portfolios
			faculty of Harvard Business School since		advised by
			1981; Independent consultant since 1978.		BlackRock
Advisors LLC
or its affiliates

Kevin J. Mulvaney	Director	Director	President, Strategic Advisors Group, a	None	None
33 Trout Brook Lane		since 1997	management-consulting firm, since 1997;
Norwell, MA 01061			Formerly President of DRI/McGraw Hill,
59			from 1994 to 1997; Executive Vice
President, Bank of Boston (prior to 1993).

*
Further information about the Fund’s Directors is available in the Fund’s Prospectus, which has been filed with the SEC, and which can be obtained upon request, without charge, by calling 1-800-973-0073.

**	Chairman of the Audit Committee.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

www.CommunityInvestmentFund.com

Investment Adviser
Access Capital Strategies LLC

Investment Sub-Adviser
Voyageur Asset Management, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Distributor
UMB Distribution Services, LLC

Administrator and Transfer Agent
UMB Fund Services, Inc.

Custodian and Fund Accountant
State Street Corporation

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Access Capital Strategies LLC
419 Boylston Street, Suite 501
Boston, MA 02116
617.236.7274

Shares of the Access Capital Strategies Community Investment Fund, Inc.
are distributed by an independent third party, UMB Distribution Services, LLC.

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling 1-617-236-7274.

Item 3. Audit Committee Financial Expert

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Peter J. Blampied and (2) Kevin J. Mulvaney.

Item 4. Principal Accountant Fees and Services

During the fiscal year ended May 31, 2007, Deloitte & Touche LLP was employed principally to perform the annual audit and to render tax services. Fees paid to Deloitte & Touche LLP for each of the last two fiscal years are listed in the following table.

	2007	2006
Audit fees	$64,350	$57,000
Audit-related fees	—	—
Tax fees	$7,900	$6,000
All other fees	—	—
Audit Fees	$72,250	$63,000

Audit fees for 2007 are $72,250 which include $50,100 for the annual audit of the May 31, 2007 financial statements and $14,250 relating to review of the Fund's filing of Form N-2.

Audit fees for 2006 are $57,000 which include $52,000 for the annual audit of the May 31, 2006 financial statements and the reviews of the quarterly financial statements and $5,000 relating to review of the Fund's filing of Form N-2.

Audit-Related Fees

      Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

      Tax Fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance. Tax fees for 2006 and 2007 are $6,000 and $7,900, respectively.

All Other Fees

      All Other Fees include fees for products and services other than the services reported above.

      (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. The registrant's Committee pre-approves all audit and non-audit services to be performed by the auditor. Its policies and procedures are in place to ensure that the Fund is in compliance with the requirements for pre-approval set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules regarding auditor independence. These policies and procedures provide a mechanism by which management can request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. The policies and procedures are detailed as to the particular service and do not delegate the Committee's responsibility to management. They address any service provided by the auditor, and any audit or audit-related services to be provided by any other audit service provider. The pre-approval process includes an annual and interim component. There were no fees approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      The Audit Committee has reviewed the audit and any non-audit services provided by the Fund's independent auditor and has determined that the provision of such services is compatible with the independent auditor's independence.

      (e)(2) 0%

      (f) Not Applicable

      (g) Fiscal Year Ending May 31, 2007 - $0
          Fiscal Year Ending May 31, 2006 - $0

      (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable. The registrant invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of August 9, 2007, the portfolio managers for the Fund are David Sand of Access Capital Strategies LLC, John Huber, Steven Eldredge, Raye Kanzenbach and Brian Svendahl of Voyageur Asset Management Inc (“Voyageur”).  They are responsible for the day-to-day management of the Fund's portfolio.  David Sand has been the Chief Investment Officer, President and Co-Managing Member of Access Capital Strategies LLC ("Access Capital") since 1997 and is the lead manager of the Fund. Mr. Huber has been a portfolio manager at Voyageur since 2004, is Senior Managing Director and Chief Investment Officer of Fixed Income Securities.  Prior to joining Voyageur Mr. Huber was a principal and senior portfolio manager of Galliard Capital Management from 1995 to 2004.  He has been a portfolio manager of the Fund since 2006 and directs Voyageur’s fixed income division. Mr. Eldredge has been a portfolio manager at Voyageur since 1995 and is a Senior Portfolio Manager.  He has been a portfolio manager of the Fund since 2006 and is responsible for developing portfolio objectives and keeping Access Capital informed about Voyageur’s fixed income strategies and outlook.  Mr. Kanzenbach has been a portfolio manager at Voyageur since 1983 and is a Senior Portfolio Manager.  He has been a portfolio manager of the fund since 2006 and has extensive experience working with taxable and tax-exempt municipal fixed income securities.  Mr. Svendahl has been a portfolio manager at Voyageur since 2005 and is a Senior Portfolio Manager.  Prior to joining Voyageur Mr. Svendahl was senior vice president and risk manager of Wells Fargo Brokerage Services from 1992 to 2005.  He has been a portfolio manager of the fund since 2006 and leads Voyageur’s Portfolio Analytics Team which conducts analysis of the Fund's investment process and security risks in a consistent framework.

(a)(2)  As of May 31, 2007:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

				Other	Other
(i) Name of	Other Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment		Investment	Investment
Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Other Accounts

David Sand	0	0	1	0	0	0
			9,645,082

John Huber	9	10	258	0	0	0
	$14,184,464,675	$2,627,733,963	$6,604,512,591	0	0	0

Steven Eldredge	9	10	258	0	0	0
	$14,184,464,675	$2,627,733,963	$6,604,512,591	0	0	0

Raye Kanzenbach	9	10	258	0	0	0
	$14,184,464,675	$2,627,733,963	$6,604,512,591	0	0	0

Brian Svendahl	9	10	258	0	0	0
	$14,184,464,675	$2,627,733,963	$6,604,512,591	0	0	0

(iv) Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

The Manager and Sub-Manager's services to the Fund are not exclusive.  Neither Access Capital nor Voyageur is not prohibited under the Management Agreement or the Sub-Management Agreement from establishing additional investment entities that will engage in similar transactions as the Fund.

To the extent that portfolios of other funds advised by the Manager or Sub-Manager desire to invest in opportunities available to the Fund, such opportunities will be allocated among the Fund and such other funds in a manner deemed fair and equitable considering all of the circumstances in accordance with procedures approved by the Board (including a majority of the non-interested directors). The participation by such other funds in the community investment market could make it more difficult for the Fund to acquire such private placement debt securities on attractive terms.

(a)(3) As of May 31, 2007:

Portfolio Managers Compensation

Compensation Program

The elements of total compensation for Access Capital portfolio managers are a base salary that is fixed on an annual basis and equity stock in Access Capital.  Access Capital portfolio managers are also eligible to participate in broad-based plans offered generally to the company’s employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Compensation for Voyageur portfolio managers includes a fixed salary and a year-end bonus plan based upon Voyageur’s annual operating results.  Such bonus is not based upon the net asset value of the registrant’s debt portfolio nor do Voyageur portfolio managers receive any compensation directly from the registrant.  Voyageur portfolio managers also participate in Voyageur’s retirement plan, its long-term incentive plan, and other benefits which are also available to other officers of Voyageur.

(a)(4) Beneficial Ownership of Securities.  As of May 31, 2007, Mr. Sand does not beneficially own any shares issued by the Fund.  As of May 31, 2007, Mr. Huber does not beneficially own any shares issued by the Fund.  As of May 31, 2007, Mr. Eldredge does not beneficially own any shares issued by the Fund.  As of May 31, 2007, Mr. Kanzenbach does not beneficially own any shares issued by the Fund.  As of May 31, 2007, Mr. Svendahl does not beneficially own any shares issued by the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Par of Publicly Announced Plans Program	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Dec. 1 - 31, 2007	0	0	0	0
Jan. 1 - 31, 2007	0	0	0	0
Feb. 1 - 28, 2007	0	0	0	0
Mar. 1 - 31, 2007	0	0	0	0
April. 1- 30, 2007	0	0	0	0
May. 1- 31, 2007	49,910	9.54	0	0

Total	49,910	9.54	0	0

*On January 12, 2007 and April 18, 2007, the Fund offered to repurchase up to 27% of the Fund’s total outstanding shares or 13,265,412.26 and 13,505,736.93 shares, respectively pursuant to its periodic repurchase plans. The Fund's plans expired on February 2, 2007 and May 10, 2007 respectively. None of the repurchase plans were terminated prior to expiration.

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable.

Item 11. Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on an evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

12(a)(1) - Code of Ethics - See Item 2.

12(a)(2) - Certifications - Attached hereto.

12(a)(3) - Not Applicable.

12(b) - Certifications - Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Access Capital Strategies Community Investment Fund, Inc.

By: /s/David F. Sand
    -------------------------------
    David F. Sand
    Chief Executive Officer and Principal Financial Officer of
    Access Capital Strategies Community Investment Fund, Inc.

Date: August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/David F. Sand
    -------------------------------
    David F. Sand
    Chief Executive Officer and Principal Financial Officer of
    Access Capital Strategies Community Investment Fund, Inc.

Date: August 9, 2007